UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2019

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INDEX

Page

Item 2.02 – Results of Operations and Financial Condition	3

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	5

Item 9.01(d) - Exhibits	5

Signatures	6

Exhibit Index	7

This report and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934).  Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements.  Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise.  Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “plan” and “project” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends or future developments. There can be no assurance that the company will realize these expectations, meet its guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects.  Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic and political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. Finally, increases in market prices for petrochemical products can significantly affect the prices we pay for raw materials, and in turn, increase our operating costs and decrease our profitability.  Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on July 13, 2018 for the fiscal year ended April 29, 2018, and our subsequent periodic reports filed with the Securities and Exchange Commission.

Item 2.02 – Results of Operations and Financial Condition

The information set forth in this Item 2.02 of this Current Report, and in Exhibits 99(a) and 99(b), is intended to be “furnished” under Item 2.02 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On June 12, 2019, we issued a news release to announce our financial results for our fourth quarter and year ended April 28, 2019.  The news release is attached hereto as Exhibit 99(a).

Also, on June 12, 2019, we released a Financial Information Release containing additional financial information and disclosures about our fourth quarter and year ended April 28, 2019.  The Financial Information Release is attached hereto as Exhibit 99(b).

The news release and Financial Information Release contain adjusted income statement information, a non-GAAP performance measure that reconciles reported and projected income statement information with adjusted results, which exclude restructuring and related charges and credits, other non-recurring charges, and provisional income tax adjustments associated with the Tax Cuts and Jobs Act (the Tax Act) enacted on December 22, 2017.  The company has included this adjusted information in order to show operational performance excluding the effects of restructuring and related charges and credits, other non-recurring charges, and the provisional income tax adjustments associated with the Tax Act that are not expected to occur on a regular basis.  Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release and Financial Information Release.  Management believes this presentation aids in the comparison of financial results among comparable financial periods.  In addition, this information is used by management to make operational decisions about the company’s business and is used by the company as a financial goal for purposes of determining management incentive compensation.  We note, however, that this adjusted income statement information should not be viewed in isolation or as a substitute for income calculated in accordance with GAAP, as restructuring and related charges and credits, other non-recurring charges, and the provisional income tax adjustments associated with the Tax Act, do have an effect on our financial performance.

The news release and Financial Information Release contain disclosures about free cash flow, a non-GAAP liquidity measure that we define as net cash provided by operating activities, less cash capital expenditures, less investment in unconsolidated joint venture, plus any proceeds from sales of property, plant, and equipment, plus proceeds from our life insurance policy, less premium payments on our life insurance policy, less payments on vendor-financed capital expenditures, less the purchase of long-term investments associated with our Rabbi Trust, plus proceeds from the sale of long-term investments associated with our Rabbi Trust, and plus or minus the effects of exchange rate changes on cash and cash equivalents.  Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release and Financial Information Release.  Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, and additions to cash and cash equivalents.  We note, however, that not all of the company’s free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use.  In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases.  For forward-looking non-GAAP information, the comparable GAAP and reconciling information is not available without unreasonable efforts, and its significance is similar to the significance of the historical information.

The news release and Financial Information Release contain disclosures about return on capital. The news release contains information for the entire company and the Financial Information Release contains information for both the entire company and for individual business segments.  We now define return on capital as adjusted operating income (measured on a trailing twelve months basis and excluding certain non-recurring charges and credits) divided by average capital employed (excluding goodwill and intangibles and obligations related to acquisitions at the divisional level only).  Operating income excludes certain non-recurring charges, and average capital employed is calculated over rolling five fiscal periods, depending on which quarter is being presented.  Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release and Financial Information Release.  We believe return on capital is an accepted measure of earnings efficiency in relation to capital employed, but it is a non-GAAP performance measure that is not defined or calculated in the same manner by all companies.  This measure should not be considered in isolation or as an alternative to net income or other performance measures, but we believe it provides useful information to investors by comparing the operating income we produce to the asset base used to generate that income.  Also, operating income on a trailing twelve months basis does not necessarily indicate results that would be expected for the full fiscal year or for the following twelve months.  We note that, particularly for return on capital measured at the segment level, not all assets and expenses are allocated to our operating segments, and there are assets and expenses at the corporate (unallocated) level that may provide support to a segment’s operations and yet are not included in the assets and expenses used to calculate that segment’s return on capital.  Thus, the average return on capital for the company’s segments will generally be different from the company’s overall return on capital.  Management uses return on capital to evaluate the company’s earnings efficiency and the relative performance of its segments.

The Financial Information Release contains disclosures about our Adjusted EBITDA, which is a non-GAAP performance measure that reflects net income excluding tax expenses and net interest expense, as well as depreciation and amortization expense and stock-based compensation expense.  This measure also excludes restructuring and related charges and credits as well as other non-recurring charges and credits associated with our business. Details of these calculations and a reconciliation to information from our GAAP financial statements is set forth in the Financial Information Release.  We believe presentation of Adjusted EBITDA is useful to investors because earnings before interest, income taxes, depreciation and amortization, and similar performance measures that exclude certain charges from earnings, are often used by investors and financial analysts in evaluating and comparing companies in our industry.  We note, however, that such measures are not defined uniformly by various companies, with differing expenses being excluded from net income to calculate these performance measures.  For this reason, Adjusted EBITDA should not be viewed in isolation by investors and should not be used as a substitute for net income calculated in accordance with GAAP, nor should it be used for direct comparisons with similarly titled performance measures reported by other companies.  Use of Adjusted EBITDA as an analytical tool has limitations in that this measure does not reflect all expenses that are necessary to fund and operate our business, including funds required to pay taxes, service our debt, and fund capital expenditures, among others.  Management uses Adjusted EBITDA to help it analyze the company’s earnings and operating performance, by excluding the effects of expenses that depend upon capital structure and debt level, tax provisions, and non-cash items such as depreciation, amortization and stock-based compensation expense that do not require immediate uses of cash.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)            Compensatory Arrangements of Certain Officers

On June 11, 2019, the Compensation Committee of the Board of Directors (the “Committee”) reviewed achievement of the applicable performance measures established under the Company’s annual incentive bonus plan for fiscal 2019, as previously described in the section titled “Consideration of Shareholder Advisory Vote and Changes for Fiscal 2019” of the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 17, 2018, as well as other factors deemed relevant by the Committee, in order to determine cash bonus amounts payable to the Company’s named executive officers under the annual incentive bonus plan for fiscal 2019.

Based upon such review, the Committee determined that the target performance levels established for the entire Company and for the mattress fabrics segment were not achieved for fiscal 2019.  However, in consideration of the extraordinary and unforeseen disruption and turmoil surrounding the mattress industry throughout fiscal 2019, including the significant impact of low-priced imported mattresses from China, the Committee approved the payment of discretionary cash bonuses, as permitted by Section 6.2 of the Company’s 2015 Equity Incentive Plan, for each of (i) Franklin N. Saxon, the Company’s chief executive officer, in the amount of $44,500; (ii) Robert G. Culp, IV, the Company’s president, chief operating officer, and president, Culp Home Fashions Division, in the amount of $28,250; and (iii) Kenneth R. Bowling, the Company’s senior vice president, chief financial officer and treasurer, in the amount of $21,280.

Item 9.01 (d) - Exhibits

99(a) News Release dated June 12, 2019

99(b) Financial Information Release dated June 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated:  June 12, 2019

EXHIBIT INDEX

Exhibit Number	Exhibit

99(a)	News Release dated June 12, 2019
99(b)	Financial Information Release dated June 12, 2019